CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steven D. Shackelford, the Chief Financial Officer of CNL Restaurant Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ending September 30, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2003.



                                               /s/ Steven D. Shackelford
                                               ---------------------------------
                                               Steven D. Shackelford
                                               Chief Financial Officer

                                               A signed original of this written
                                               statement required by Section 906
                                               has been  provided to the Company
                                               and  will  be   retained  by  the
                                               Company  and   furnished  to  the
                                               Securities      and      Exchange
                                               Commission   or  its  staff  upon
                                               request.